UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94104
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2016

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2016

Income Opportunities Fund	April 30, 2016 (Unaudited)

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Voting Results from the March 23, 2016 Shareholder Meeting	27
Dividend Reinvestment Plan	28
Privacy Notice	30

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-330-3927; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-330-3927 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

Management Discussion of Fund Performance

Looking Back on the Markets — November 1, 2015 to April 30, 2016

Credit Market Commentary

Latter part of February and March marked a significant turning point for the credit market in Q1 2016. In March, the Leveraged Loan Index had the best return for the asset class since October 2011. Underneath driving performance were an improving macro backdrop, significantly enhanced risk appetite, a slight uptick in CLO origination, and a transition to modest retail inflows amid weak supply. Additionally, high yield bonds extended a historic rally in March amid a dovish global central bank policy narrative, incremental improvements across a broad range of global issues, and an influx of cash. The European Central Bank provided a larger expansion of monetary policy than expected while the Chinese officials at the G20 and NPC calmed worries around growth and FX policy.

Q4 2015’s credit story can be summarized by spread dispersion and volatility. Near the end of 2015, we witnessed stress in the high yield market beyond pure commodity exposure. Retail, Healthcare and any credit experiencing (even minor) operational challenges all gapped out materially. To that end, 2015 concluded the year with the largest decline on record for the high yield asset class on a monthly basis. Underneath was an important adjustment of lower expected oil price into the new year but also the uncertainty leading into the initial Fed rate hike, an increase in stock market volatility, abundant sectoral issues, and the heaviest retail outflows for high-yield mutual funds since  August 2014.

Leveraged Loans(1)

Leveraged loan new-issue volume increased to $85.9 billion in Q1 2016, up from $74.2 billion in Q4 2015. Although up quarter over quarter, leveraged loan new-issue activity was still relatively light as market conditions kept opportunistic deal flow to a minimum. Notably, leveraged loan new-issue volume was heavily weighted towards acquisition financing, which accounted for an eight-year high of 75% of new issuance in the first quarter of 2016.

Year to date, retail investors withdrew $4.9 billion from leveraged loan mutual funds over the three month period ending March 31, 2016 versus a $7.5 billion withdrawal in Q4 2015. The outlook for leveraged loan mutual funds has improved amidst modest economic growth revisions and improved investor sentiment.

Furthermore, US CLO issuance declined in Q1 2016, totaling $7.1 billion versus $19.1 billion in Q4 2015 and marking the lowest quarter of CLO production since Q1 2012. We believe this quarter-over-quarter decline is largely attributable to managers reacting to new CLO risk retention requirements, the continued market volatility and managers and underwriters having to offer significant fee concessions to get deals done.

High Yield Bonds

The high yield market rallied in March on the heels of dovish narrative from the Fed, improving US economic data and higher oil prices. As risk appetite resurfaced, a broader set of buyers  emerged, leading to inflows into high yield mutual funds. Specifically, the Bank of America Merrill Lynch High Yield Index returned 3.25% in Q1 2016, while spreads increased 10bp to 705bp and yields decreased 0.32% to 8.58% from Q4 2015.(2)

Despite the rally in March, new issuance in the high yield market remained muted. High yield issuance was $35.1 billion in Q1 2016, down from $36.3 billion in Q4 2015 and a 3.5 year low.(3) From a use of  proceeds perspective, the majority of high yield bonds issued in Q1 2016 were for either refinancings or acquisition financings. Furthermore, high-yield bond mutual funds experienced an $8.0 billion inflow in Q1 2016 versus an outflow of $13.4 billion Q4 2015.(4)

(1)         S&P LCD Quarterly Review as of March 31, 2016.

(2)         Source: Bank of America Merrill Markets Online as of March 31, 2016.

(3)         S&P LCD Quarterly Review as of March 31, 2016.

(4)         Ibid.

The Market in Numbers

For the period of November 1, 2015 — April 30, 2016

•                  Returns: Over the 6 month period ending April 30, 2016, the high yield and leveraged loan markets returned 2.25%(5) and 1.58%(6) (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively, while the US 10-year treasury and the Bank of America Merrill Lynch US Corporate Index returned 3.76% and 4.19%, respectively.(7)

•                  Spreads: The option adjusted spread on the Bank of America Merrill Lynch High Yield Index averaged approximately 702bps for the 6 month period ending April 30, 2016.(8) Similarly, the spread on the S&P LSTA Leveraged Loan Index averaged approximately 607bps for the six month period ending April 30, 2016.(9)

•                  Volatility(10): As measured by the VIX index, volatility was sitting at 15.1 as of November 1, 2015. Over the last six months, the VIX increased to as high as 20.2 in January 2016, before settling at 15.7 as of April 30, 2016.

Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a non-diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first- and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2016, the Fund held 69.6% of its net assets in high-yield corporate debt, 60.4% of its net assets in first and second-lien leveraged loans, 0.6% of its net assets in collateralized debt obligations, 7.4% of its net assets in common stock and 1.9% of its net assets in preferred stock. KIO’s investments represented obligations and equity interests in 79 companies diversified across 33 distinct industries. The top ten issuers represented 44.9% of the Fund’s net assets while the top five industry groups represented 53.9% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 10.54%.

For the period from July 25, 2013 (commencement of operations) to April 30, 2016, KIO outperformed the Bank of America Merrill Lynch High Yield Master II Index on a gross net asset value (“NAV”) basis and underperformed it on a net NAV and market price basis. Over that period, the Fund had returns of 5.53% on a gross NAV basis, 3.01% on a net NAV basis and (1.79%) on a market price basis. Over the same period, the Bank of America Merrill Lynch High Yield Master II Index returned 3.13%. For the six month period ended April 30, 2016, the Fund had returns of 1.92% on a gross NAV basis, 0.58% on a net NAV basis, and 4.80% on a market price basis, and the Bank of America Merrill Lynch High Yield Master II Index returned 2.25% over the same time period. Since inception through April 30, 2016, the Fund traded at an average discount to NAV of (9.38%).(11) The Fund employed leverage during the period covered by this report.(12)

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

(5)         Source: Bank of America Merrill Markets Online as of April 30, 2016.

(6)         Source: S&P LCD Returns Summary as of April 30, 2016.

(7)         Source: Bank of America Merrill Markets Online as of April 30, 2016.

(8)         Ibid.

(9)         S&P LCD Discounted Spreads as of April 30, 2016.

(10)  Source: Bloomberg from November 1, 2015 to April 30, 2016.

(11)  Source: Bloomberg as of April 30, 2015.

(12)  For a discussion of the risks associated with the use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non– payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Performance Information

Average Annual Total Returns Period Ended April 30, 2016	Six Month	Since Inception (7/25/2013)	Value of $10,000 4/30/2016
KKR Income Opportunities Fund - Market Price Return	4.80%	(1.79)%	$9,513
KKR Income Opportunities Fund - NAV Return	0.58%	3.01%	$10,854
BofA Merrill Lynch High Yield Master II Index®	2.25%	3.13%	$10,889

Schedule of Investments

	Par†		Value
HIGH YIELD SECURITIES — 69.6%
Air Freight & Logistics - 1.2%
XPO Logistics, Inc.
7.875%, 09/01/2019 (a)	2,664,000		$2,797,200
6.500%, 06/15/2022 (a)	260,000		254,150
			3,051,350
Banks - 0.5%
Novo Banco SA
0.000%, 02/19/2049 (a) (g) (i)	EUR	8,520,000	829,250
0.000%, 02/27/2051 (a) (g) (i)	EUR	3,601,000	319,559
0.000%, 04/09/2052 (g) (i)	EUR	246,000	21,126
			1,169,935
Building Products - 4.3%
Builders FirstSource, Inc.
10.750%, 08/15/2023 (a)	1,377,000		1,452,735
New Enterprise Stone & Lime Co., Inc.
12.000%, 03/15/2018 (d) (e)	9,108,821		9,416,244
			10,868,979
Chemicals - 5.2%
Platform Specialty Products Corp.
10.375%, 05/01/2021 (a)	6,534,000		6,517,665
PQ Corp.
8.750%, 11/01/2018 (a)	2,256,000		2,349,060
Univar, Inc.
6.750%, 07/15/2023 (a)	4,069,000		4,048,655
			12,915,380
Communications Equipment - 1.4%
Riverbed Technology, Inc.
8.875%, 03/01/2023 (a)	3,616,000		3,634,080

Construction Materials - 5.4%
Cemex Materials LLC
7.700%, 07/21/2025 (a)	13,760,000		13,622,400

Containers & Packaging - 1.6%
Ardagh Group SA
7.250%, 05/15/2024 (a) (g)	3,999,000		3,999,000

Diversified Financial Services - 1.4%
SquareTwo Financial Corp.
11.625%, 04/01/2017 (d) (e) (j)	14,720,000		3,385,600

Electric Utilities - 3.3%
Dynegy, Inc.
7.375%, 11/01/2022	4,996,000		4,933,550
7.625%, 11/01/2024	3,507,000		3,428,092
			8,361,642
Electronic Equipment, Instruments & Components - 3.4%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)	9,594,000		8,490,690

Healthcare Providers & Services - 3.2%
Surgery Partners Holdings LLC.
8.875%, 04/15/2021 (a)	7,972,000		7,952,070

	Par†		Value
HIGH YIELD SECURITIES — 69.6% (continued)
Hotels, Restaurants & Leisure - 2.0%
ClubCorp Club Operations, Inc.
8.250%, 12/15/2023 (a)	3,218,000		$3,169,730
MGM Resorts International
8.625%, 02/01/2019	1,603,000		1,823,412
			4,993,142
Household Durables - 0.1%
The Hillman Group, Inc.
6.375%, 07/15/2022 (a)	251,000		224,018

Insurance - 3.8%
Hub International Ltd.
7.875%, 10/01/2021 (a)	5,587,000		5,475,260
Towergate
8.750%, 04/02/2020 (a) (d) (e) (f) (g)	GBP	3,310,813	3,918,465
			9,393,725
IT Services - 2.8%
iPayment Investors LP
9.500%, 12/15/2019 (a)	1,835,147		1,894,789
Solera Holdings, Inc.
10.500%, 03/01/2024 (a) (d) (e)	4,900,000		5,132,750
			7,027,539
Machinery - 1.4%
Manitowoc Foodservice, Inc.
9.500%, 02/15/2024 (a)	1,420,000		1,569,100
Nesco
6.875%, 02/15/2021 (a)	2,797,000		1,880,983
			3,450,083
Media - 5.7%
Block Communications, Inc.
7.250%, 02/01/2020 (a)	418,000		420,090
Cequel Communications Holdings LLC
7.750%, 07/15/2025 (a)	7,151,000		7,151,000
Clear Channel International BV
8.750%, 12/15/2020 (a)	1,586,000		1,645,475
Clear Channel Outdoor, Inc., Series B
6.500%, 11/15/2022	85,000		85,425
Intelsat Jackson Holdings SA
7.250%, 04/01/2019 (g)	2,746,000		2,251,720
5.500%, 08/01/2023 (g)	3,034,000		1,917,109
8.000%, 02/15/2024 (a) (g)	686,000		710,010
			14,180,829
Multiline Retail - 3.9%
J.C. Penney Corp., Inc.
5.750%, 02/15/2018	28,000		28,420
8.125%, 10/01/2019	7,293,000		7,511,790
5.650%, 06/01/2020	2,490,000		2,346,825
			9,887,035
Oil, Gas & Consumable Fuels - 6.0%
Bill Barrett Corp.
7.000%, 10/15/2022	5,417,000		3,954,410

	Par†	Value
HIGH YIELD SECURITIES — 69.6% (continued)
Oil, Gas & Consumable Fuels - 6.0% (continued)
Calumet Specialty Products
11.500%, 01/15/2021 (a)	4,210,000	$4,567,850
Genesis Energy LP/ Genesis Energy Financial Corp.
6.750%, 08/01/2022	3,382,000	3,246,889
6.000%, 05/15/2023	2,271,000	2,089,320
5.625%, 06/15/2024	1,336,000	1,209,080
		15,067,549
Road & Rail - 2.3%
The Kenan Advantage Group, Inc.
7.875%, 07/31/2023 (a)	5,531,000	5,655,448

Software - 1.4%
Datatel, Inc.
9.000%, 09/30/2023 (a)	546,000	541,905
TIBCO Software, Inc.
11.375%, 12/01/2021 (a)	3,594,000	2,965,050
		3,506,955
Specialty Retail - 4.7%
Guitar Center, Inc.
6.500%, 04/15/2019 (a)	6,289,000	5,707,267
Jo-Ann Stores, Inc.
8.125%, 03/15/2019 (a)	3,550,000	3,319,250
The Mens Wearhouse, Inc.
7.000%, 07/01/2022	3,010,000	2,633,750
		11,660,267
Textiles, Apparel & Luxury Goods - 0.4%
Hot Topic, Inc.
12.000%, 05/15/2019 (a) (c)	1,184,000	1,101,120

Wireless Telecommunication Services - 4.2%
GCI, Inc.
6.750%, 06/01/2021	5,100,000	5,151,000
6.875%, 04/15/2025	4,076,000	4,116,760
Sprint Corp.
7.875%, 09/15/2023	1,642,000	1,280,760
		10,548,520

TOTAL HIGH YIELD SECURITIES (amortized cost $191,461,711)		174,147,356

LEVERAGED LOANS - 60.4%
Aerospace & Defense - 2.6%
CPI International, Inc., TL 1L B 03/14
4.250%, 11/17/2017 (b)	863,210	822,207
Sequa Corp., TL 1L 12/12
5.250%, 06/19/2017 (b)	7,401,750	5,683,952
		6,506,159
Building Products - 3.7%
Gypsum Management & Supply, Inc., TL 2L 03/14
7.750%, 04/01/2022 (b)	8,621,960	7,964,535

	Par†	Value
LEVERAGED LOANS - 60.4% (continued)
Building Products - 3.7% (continued)
Hanson Building Products North America, TL 1L B 02/15
6.500%, 03/14/2022 (b)	1,419,734	$1,417,072
		9,381,607
Chemicals - 1.1%
Emerald Performance Materials LLC, TL 2L 07/14
7.750%, 08/01/2022 (b)	268,490	253,557
Platform Specialty Products Corp., TL 1L 10/15
5.500%, 06/05/2020 (b)	2,592,084	2,553,436
		2,806,993
Distributors - 0.5%
Distribution International, Inc., TL 1L 12/14
6.000%, 12/15/2021 (b)	1,761,920	1,352,274

Diversified Telecommunication Services - 4.6%
Lightower Fiber LLC, TL 2L 04/13
8.000%, 04/12/2021 (b)	11,523,828	11,466,209

Electronic Equipment, Instruments & Components - 2.4%
TTM Technologies, Inc., TL 1L B 02/15
6.000%, 05/31/2021 (b)	6,075,107	5,976,387

Energy Equipment & Services - 0.5%
Proserv Acquisition LLC, TL 1L B1 12/14 (US Tranche)
6.375%, 12/22/2021 (b) (e) (g)	1,178,622	783,784
Proserv Acquisition LLC, TL 1L B2 12/14 (UK Tranche)
6.375%, 12/22/2021 (b) (e) (g)	691,800	460,047
		1,243,831
Food & Staples Retailing - 2.6%
California Pizza Kitchen, Inc., TL 1L B 07/11
5.254%, 03/29/2018 (b)	5,185,776	4,792,538
Grocery Outlet, Inc., TL 2L 09/14
9.250%, 10/21/2022 (b)	1,805,430	1,724,186
		6,516,724
Food Products - 3.4%
CSM Bakery Products, TL 2L 07/13
8.750%, 07/05/2021 (b) (e)	5,300,000	4,982,000
CTI Foods Holding Co. LLC, TL 2L 05/13
8.250%, 06/28/2021 (b) (d) (e)	3,800,000	3,534,000
		8,516,000
Health Care Providers & Services - 0.7%
Genoa (QoL), TL 2L 03/15
8.750%, 04/28/2023 (b)	1,821,910	1,739,924

Health Care Technology - 0.2%
Greenway Medical Technologies, TL 2L 10/13
9.250%, 11/04/2021 (b)	476,428	402,582

Hotels, Restaurants & Leisure - 5.5%
Caesars Entertainment Operating Co., Inc., TL 1L B6 01/08
9.000%, 03/01/2017 (b) (j)	10,469,808	9,915,797

	Par†	Value
LEVERAGED LOANS - 60.4% (continued)
Hotels, Restaurants & Leisure - 5.5% (continued)
Caesars Entertainment Operating Co., Inc., TL 1L B7 05/14
11.000%, 03/01/2017 (b) (j)	4,028,914	$3,805,632
		13,721,429
Household Durables - 0.0%
Algeco Scotsman Global Sarl, TL PIK 04/13
15.750%, 05/01/2018 (c) (d) (e) (g)	392,494	46,185

IT Services - 3.2%
iPayment Investors LP, TL 1L B 05/11
6.750%, 05/08/2017 (b)	8,136,508	7,953,437

Media - 1.8%
Learfield Communications, Inc., TL 2L 10/13
8.750%, 10/08/2021 (b)	3,835,790	3,821,406
NEP Broadcasting LLC, TL 2L 01/13
10.000%, 07/22/2020 (b)	711,260	665,028
		4,486,434
Multiline Retail - 1.0%
Belk, Inc., TL 1L 08/15
5.750%, 11/18/2022 (b)	2,769,680	2,477,132

Oil, Gas & Consumable Fuels - 0.7%
MEG Energy Corp., TL 1L B 03/11
3.750%, 03/31/2020 (b) (g)	1,998,889	1,800,660

Software - 17.0%
Applied Systems, Inc., TL 2L 01/14
7.500%, 01/24/2022 (b)	10,432,773	10,297,982
Deltek, Inc., TL 2L 06/15
9.500%, 06/26/2023 (b)	7,346,780	7,310,046
iParadigms Holdings LLC, TL 2L 07/14
8.250%, 07/29/2022 (b)	5,719,710	5,576,717
Misys Ltd., TL 2L 06/12
12.000%, 06/12/2019	1,515,020	1,588,877
RedPrairie Corp., TL 1L 12/13
6.000%, 12/21/2018 (b)	2,392,874	2,274,223
RedPrairie Corp., TL 2L 12/12
11.250%, 12/21/2019 (b)	9,231,528	7,592,932
TIBCO Software, Inc., TL 1L 10/14
6.500%, 12/04/2020 (b)	6,911,175	6,254,614
Triple Point Technology, Inc., TL 1L 07/13
5.250%, 07/10/2020 (b)	2,504,713	1,787,738
		42,683,129
Specialty Retail - 5.8%
David’s Bridal, Inc., TL 1L B 10/12
5.250%, 10/11/2019 (b)	6,113,322	5,499,453
Gymboree Corp., TL 1L 02/11
5.000%, 02/23/2018 (b)	7,767,509	6,022,616
Savers, Inc., TL 1L C 07/12
5.000%, 07/09/2019 (b)	3,607,860	3,057,661
		14,579,730

	Par†		Value
LEVERAGED LOANS - 60.4% (continued)
Trading Companies & Distributors - 1.7%
Maxim Crane Works LP (Maxim Finance Corp.), TL 2L B 11/13
10.250%, 11/26/2018 (b)	4,493,151		$4,302,192

Transportation Infrastructure - 1.4%
Commercial Barge Lines Co., TL 1L 10/15
9.750%, 11/06/2020 (b)	3,895,120		3,422,837

TOTAL LEVERAGED LOANS (amortized cost $158,814,061)			151,381,855

COLLATERALIZED DEBT OBLIGATION - 0.6%
Diversified Financial Services - 0.6%
OHA Credit Partners XII, Class E Notes
7.286%, 01/23/2027 (a) (b)	1,799,210		1,562,737

TOTAL COLLATERALIZED DEBT OBLIGATION (amortized cost $1,697,241)			1,562,737

	Shares
COMMON STOCKS — 7.4%
Diversified Financial Services - 1.1%
Invesco Dynamic Credit Opportunities Fund	63,600		687,516
Nuveen Credit Strategies Income Fund	84,784		672,337
Prudential Global Short Duration High Yield Fund, Inc.	63,468		947,577
Wells Fargo Advantage Income Opportunities Fund	64,184		498,068
			2,805,498
Health Care Providers & Services - 5.6%
Amedisys, Inc. (d) (e) (f)	271,040		13,955,850

Insurance - 0.3%
Towergate Sun NewCo Common Shares A (d) (e) (f) (g)	GBP	8,597	—
Towergate TopCo Common (d) (e) (f) (g)	GBP	540,649	789,182
			789,182
IT Services - 0.4%
iPayment Investors LP (e) (f)	160,426		945,551

TOTAL COMMON STOCKS (cost $7,966,465)			18,496,081

PREFERRED STOCK - 1.9%
Insurance - 1.9%
Towergate Sun NewCo Preference B (d) (e) (f) (g)	GBP	3,194,971	4,663,680

TOTAL PREFERRED STOCK (cost $4,736,869)			4,663,680

TOTAL INVESTMENTS (amortized cost $364,676,347) (h) - 139.9%			350,251,709
LIABILITIES EXCEEDING OTHER ASSETS, NET - (39.9)%			(99,868,009)
NET ASSETS - 100.0%			$250,383,700

†	In U.S. Dollars unless otherwise indicated.
EUR	Euro
GBP	Great British Pound
TL	Term Loan
(a)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of April 30, 2016 was $114,878,811, which represent 45.9% of net assets.

(b)	Variable rate security, the coupon rate shown is the effective rate as of April 30, 2016.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)

Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2016 was $44,841,956 and represented 17.9% of net assets.

(e)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2016 was $53,576,075 and represented 21.4% of net assets.
(f)	Non-income producing security.
(g)	Non-U.S. security.
(h)	All investments are held as collateral for the Fund’s credit facility.
(i)	Zero coupon security.
(j)	Security in default.

The following table represents the Fund’s investments categorized by country of risk as of April 30, 2016:

Country	% of Net Assets
United States	130.9%
United Kingdom	4.2%
Luxembourg	3.6%
Canada	0.7%
Portugal	0.5%
139.9%
Liabilities Exceeding Other Assets, Net	(39.9)%
100.0%

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $364,676,347)	$350,251,709
Cash and cash equivalents	5,728,072
Receivable for investments sold	17,844,422
Interest receivable	4,441,966
Prepaid expenses	48,248
Total assets	378,314,417

Liabilities
Credit facility	109,945,757
Payable for investments purchased	17,264,306
Credit facility interest payable	22,886
Investment advisory fees	318,890
Trustees’ fees	61,668
Administration fees	25,149
Investor support services fees	30,752
Other accrued expenses	261,309
Total liabilities	127,930,717
Commitments and Contingencies (Note 9)
Net assets	$250,383,700

Net Assets
Paid-in capital – (unlimited shares authorized – $0.001 par value)	$290,129,802
Accumulated net investment loss	(833,623)
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(25,175,831)
Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(13,736,648)
Net assets	$250,383,700
Net asset value, price per share ($250,383,700 ÷ 15,255,236 shares)	$16.41

See notes to financial statements.

Statement of Operations

Six Months Ended
April 30, 2016
Investment income
Interest income	$13,479,402
Term loan income	237,345
Dividend income	99,348
Total investment income	13,816,095

Expenses
Investment advisory fees	1,920,990
Credit facility interest expense	623,981
Investor support services fees	174,804
Legal fees	156,777
Trustees’ fees	76,956
Administration fees	54,795
Audit and tax fees	26,684
Shareholder reporting expense	29,285
Custodian fees	21,902
Transfer agency fees	9,411
Other expenses	112,706
Total expenses	3,208,291

Net investment income	10,607,804

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions
Net realized gain (loss) on
Investments	(5,520,378)
Forward foreign currency contracts and foreign currency transactions	(1,316,199)
Net realized loss	(6,836,577)

Net change in unrealized appreciation (depreciation) on
Investments	(4,434,528)
Forward foreign currency contracts and foreign currency transactions	1,484,630
Net change in unrealized depreciation	(2,949,898)
Net realized and unrealized loss on investments, forward foreign currency contracts and foreign currency transactions	(9,786,475)
Net increase in net assets resulting from operations	$821,329

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
Increase (decrease) in net assets resulting from operations
Net investment income	$10,607,804	$22,407,051
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(6,836,577)	(17,934,883)
Net change in unrealized depreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(2,949,898)	(7,787,274)
Net increase (decrease) in net assets resulting from operations	821,329	(3,315,106)

Dividends to shareholders from
Net investment income	(11,441,427)	(23,025,672)
Net realized gains	—	(1,495,013)
Return of capital	—	(635,198)
Total dividends	(11,441,427)	(25,155,883)
Net decrease in net assets	(10,620,098)	(28,470,989)

Net assets
Beginning of period/year	261,003,798	289,474,787
End of period/year	$250,383,700	$261,003,798
Accumulated net investment loss	$(833,623)	$—

See notes to financial statements.

Statement of Cash Flows

Six Months Ended
April 30, 2016
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$821,329
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(98,299,248)
Proceeds from sales of investments	97,192,605
Interest payments in kind	(360,310)
Net amortization (accretion) of premiums/discounts	(846,306)
Net change in unrealized depreciation on investments	4,434,528
Net change in unrealized appreciation on forward foreign currency contracts and foreign currency transactions	(793,568)
Net realized loss on investments	5,520,378
Net realized loss on foreign currency transactions	1,606,117
Changes in assets and liabilities:
Decrease in investment advisory fees payable	(32,167)
Increase in Trustees’ fees payable	52,084
Decrease in receivable for investments sold	(14,098,023)
Increase in payable for investments purchased	14,813,792
Increase in other assets and liabilities	2,561,814
Net cash provided by operating activities	12,573,025

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(11,441,427)
Payments on borrowing of credit facility	(16,162,622)
Proceeds from credit facility	10,608,379
Net cash used in financing activities	(16,995,670)

Net decrease in cash and cash equivalents	(4,422,645)

Cash and Cash Equivalents
Beginning balance	10,150,717
Ending balance	$5,728,072

Supplemental Disclosure
Cash paid for interest expense	$613,146

See notes to financial statements.

Financial Highlights

	Period Ended
	April 30, 2016		Year Ended	Year Ended	Period Ended
	(Unaudited)		October 31, 2015	October 31, 2014	October 31, 2013*
Per share operating performance(1)
Net asset value, beginning of year/period	$17.11		$18.98	$19.56	$19.06
Income from operations
Net investment income	0.70		1.47	1.48	0.27
Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions, and deferred Trustees’ fees	(0.65)		(1.69)	(0.40)	0.36
Total income (loss) from operations	0.05		(0.22)	1.08	0.63
Dividends from
Net investment income	(0.75)		(1.51)	(1.62)	(0.13)
Net realized gains	—		(0.10)	(0.04)	—
Return of capital	—		(0.04)	—	—
Total dividends	(0.75)		(1.65)	(1.66)	(0.13)
Net asset value, end of year/period	$16.41		$17.11	$18.98	$19.56
Total return#	4.80	%†	(6.50)%	7.95%	(10.07	)%†

Ratios to average net assets
Expenses	2.67	%**	2.46%	2.29%	2.32	%**
Net investment income	8.84	%**	8.23%	7.57%	5.36	%**

Supplemental data
Market value/price	$14.72		$14.82	$17.58	$17.86
Price discount	(10.30)%		(13.38)%	(7.38)%	(8.69)%
Net assets, end of year/period (000’s)	$250,834		$261,004	$289,474	$298,425
Portfolio turnover rate	28.31	%†	73.33%	65.35%	11.75	%†

(1)         Per share calculations were performed using average shares.

*                 Commenced operations on July 25, 2013.

**          Annualized.

†                 Total return and Portfolio turnover rate are for the period indicated and have not been annualized.

#                 Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

Notes to Financial Statements

1.              Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.              Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, certain leveraged loans, and certain common stock not actively traded.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain leveraged loans, collateralized debt obligations, and certain common stock and preferred stock not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Head of Credit-US, Head of Credit-Europe, General Counsel, Chief Financial Officer and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the six montths ended April 30, 2016, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.

Restricted Cash — Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities and Statement of Cash Flows. Interest income earned on restricted cash is recorded in other income on the Statement of Operations. On the Statement of Cash Flows, net additions or reductions to restricted cash are classified as an operating activity.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

Dividends to Shareholders — Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2013-2015). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2016 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2016, the Fund did not incur any interest or penalties.

3.              Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred and common stock and forward foreign currency contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-diversification Risk — The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4.              Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2016, the Adviser earned a Management Fee of $1,920,990.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — The Fund has retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5.              Fair Valuation

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of April 30, 2016, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in securities
High yield securities	$—	$174,147,356	$—	$174,147,356
Leveraged loans	—	150,091,839	1,290,016	151,381,855
Collateralized debt obligation	—	—	1,562,737	1,562,737
Common stocks	13,955,850	2,805,498	1,734,733	18,496,081
Preferred stock	—	—	4,663,680	4,663,680
Cash equivalents	5,792,204	—	—	5,792,204
Total investments in securities and cash equivalents	$19,748,054	$327,044,693	$9,251,166	$356,043,913

The following table details the restricted securities held by the Fund as of April 30, 2016:

					% of
		Acquisition	Amortized		Net
	Par/Shares	date(s)	Cost	Value	Assets
Algeco Scotsman Global Sarl, TL PIK 04/13, 15.750%, 05/01/2018	392,494	09/17/2013	$350,232	$46,185	0 .0%
Amedisys, Inc., Common Stock	271,040	08/05/2013-08/08/2013	3,799,455	13,955,850	5.6%
CTI Foods Holding Co. LLC, TL 2L 05/13, 8.250%, 06/28/2021	3,800,000	07/30/2013	3,800,000	3,534,000	1 .4%
New Enterprise Stone & Lime Co., Inc., 12.000%, 03/15/2018	9,108,821	06/25/2015-08/17/2015	9,481,190	9,416,244	3.7%
Solera Holdings, Inc., 10.500%, 03/01/2024	4,900,000	02/29/2016	4,658,105	5,132,750	2.0%
SquareTwo Financial Corp., 11.625%, 04/01/2017	14,720,000	07/30/2013-07/01/2014	14,877,376	3,385,600	1.4%
Towergate, 8.750%, 04/02/2020	3,310,813	04/02/2015	5,032,105	3,918,465	1.6%
Towergate, Sun NewCo Common Shares A	8,597	04/02/2015	15	—	0.0%
Towergate, Sun NewCo Preference B	3,194,971	04/02/2015	4,736,869	4,663,680	1.9%
Towergate, TopCo Common	540,649	04/02/2015	815,841	789,182	0.3%

The following table presents additional information about investments that are measured at fair value on a recurring basis for which the Fund has utilized Level 3 inputs to determine fair value as of April 30, 2016:

	Leveraged Loans	Collateralized Debt Obligation	Common Stocks	Preferred Stock
Balance at October 31, 2015	$80,638	$—	$1,928,936	$5,339,071
Purchases	—	1,695,755	—	—
Sales and paydowns	(4,734)	—	—	—
Transfer in and/or out of Level 3(1)	1,277,451	—	—	—
Settlements	12,296	1,486	—	—
Net change in appreciation/(depreciation)	(76,536)	(134,504)	(194,203)	(675,391)
Realized gain (loss)	901	—	—	—
Balance at April 30, 2016	$1,290,016	$1,562,737	$1,734,733	$4,663,680

Net change in appreciation/(depreciation) on investments held at April 30, 2016	(76,536)	(134,504)	(194,203)	(675,391)

(1) During the six months ended April 30, 2016, there were transfers into Level 3. The Fund’s policy is to recognize transfers into and out of Level 3 at the beginning of each reporting period.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2016:

Financial	Fair Value as of	Valutaion	Unobservable	Ranges (Weighted
Asset	April 30, 2016	Technique (1)	Inputs (2)	Average) (3)
Leveraged Loans	$1,290,016	Yield Analysis	Yield	21%-21% (21%)
			EBITDA Multiple	11.9x-11.9x (11.9x)
			Net Leverage	22.2x-22.2x (22.2x)
		Liquidation Analysis	EBITDA Multiple	11.9x-11.9x (11.9x)
		Broker Quotes	Offered Quotes	5.8-10.8
		Option Pricing Model	Risk Free Rate	1%
			Implied Volatility	23%
			Term	2.1 years

Collateralized Debt Obligation	$1,562,737	Yield Analysis	Discount Margin	9%
		Discounted Cash Flow	Probability of Default	2%
			Loss Severity	30%

Common Stocks	$1,734,733	Market Comparables	LTM EBIDTA Multiple	2.3x-9.4x (6.2x)
			Fwd EBIDTA Multiple	2.4x-8.1x (5.5x)
			Illiquidity Discount	10%-10% (10%)

Preferred Stock	$4,663,680	Market Comparables	LTM EBIDTA Multiple	2.3x
			Fwd EBIDTA Multiple	2.4x
			Illiquidity Discount	10%

(1)         For the assets that have more than one valuation technique, the Partnership may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Partnership considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)         The significant unobservable inputs used in the fair value measurement of the Partnership’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments; market valuations of comparable companies; and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)         Weighted average amounts are based on the estimated fair values.

6.              Derivatives

In pursuing its investment objectives or for hedging purposes, the Fund may invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options. As of and for the six months ended April 30, 2016, the Fund had the following transactions in derivatives, grouped in the following risk categories:

		Net Change in
Statement of Operations	Net Realized	Unrealized
Location	Gain	Appreciation
Forward foreign currency contracts	$465,980	$199,353
	$465,980	$199,353

The Fund held forward foreign currency contracts from November 1, 2015 to November 6, 2015. During this time, the average notional value of forward foreign currency contracts was $26,760,449.

7.              Shares of Beneficial Interest

Since July 25, 2013 (commencement of operations), there has been no subscriptions, redemptions, or newly issued common shares due to dividends reinvestment.

8.              Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2016 were as follows:

Purchases	$98,299,248
Sales	97,192,605

There were no purchases or sales of U.S. Government securities.

9.              Commitments and Contingencies

As of April 30, 2016, the Fund did not have unfunded financing commitments, including financial guarantees, related to other assets, including investments. In instances when the Fund enters into unfunded financing commitments, the Fund will maintain sufficient liquidity to fund such commitments.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

10.       Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

The tax character of dividends declared for the six months ended April 30, 2016 and the year ended October 31, 2015, is as follows:

	Ordinary	Return of
	Income	Capital	Total
April 30, 2016*			$11,441,427
October 31, 2015	$24,520,685	$635,198	$25,155,883

 * The Fund estimates, for GAAP purposes, a portion of the distribution attributable to current fiscal year net investment income may be reclassified to return of capital at October 31, 2016. A portion of the distribution may be characterized as return of capital for federal income tax purposes as well. The final tax character of any distribution declared in 2016 will be determined in January 2017 and reported to shareholders on IRS Form 1099-DIV in accordance with federal income tax regulations.

As of October 31, 2015, the components of accumulated gains on a tax basis for the Fund are as follows:

Undistributed	Net	Other
Ordinary	Unrealized	Temporary	Total
Income	Depreciation	Differences	Accumulated Losses
$—	$(10,905,835)	$(18,220,169)	$(29,126,004)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of October 31, 2015, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$369,608,670	$10,761,100	$(21,666,935)	$(10,905,835)

11.       Credit Facility

In July 2014, the Fund entered into a $145.0 million credit agreement that was reduced on July 27, 2015 to $130.0 million (the “Maximum Facility Amount”) with The Bank of Nova Scotia expiring on July 25, 2016 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 50% of the Maximum Facility Amount or (b) 0.25% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 50% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.750% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Fed Funds rate plus 0.50% per annum, and (iii) the Eurodollar rate plus 1.00% per annum. On October 26, 2015, the ability to draw in certain foreign currencies was added to the credit facility.

As of April 30, 2016, there were the USD equivalent of $109,945,757 million of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility.

12.       Offsetting Agreements

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

13.       Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund evaluated subsequent events through the date the financial statements were issued and determined no additional disclosures were necessary.

VOTING RESULTS FROM THE MARCH 23, 2016 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 23, 2016, shareholders approved the election of Tobin V. Levy as a Class II Trustee to the Board of Trustees to serve a three year term expiring in 2019 based on the following results:

Total Outstanding Shares	15,255,236
Total Shares Voted	12,577,035
For	12,418,701
Withheld	158,334

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.              The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.              If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.              The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.              In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.              There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.              The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.              All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Privacy Notice

Protection and Security of Your Personal Information

KKR Credit Advisors US LLC (“KKR Credit Advisors (US)”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR Credit Advisors (US), and it affiliates. Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR Credit Advisors (US) chooses to share for this reason and, if we do share, whether you can limit this sharing.

•                  For everyday business purposes: KKR Credit Advisors (US) shares personal information for everyday business purposes, such as to

•                  process your transactions;

•                  provide financial products or services to you;

•                  maintain your investment(s);

•                  secure business services, including printing, mailing, and processing or analyzing data;

•                  secure professional services, including accounting and legal services; or

•                  respond to court orders and legal investigations.

•                  You cannot limit sharing by KKR Credit Advisors (US) for everyday business purposes.

•                  For our marketing purposes: KKR Credit Advisors (US) shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR Credit Advisors (US) for this reason.

•                  For joint marketing with other financial companies: KKR Credit Advisors (US) does not share personal information for joint marketing with other financial companies.

•                  For use by affiliates in providing products and services to you: KKR Credit Advisors (US) shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR Credit Advisors (US) for this reason.

•                  For the everyday business purposes of affiliates: KKR Credit Advisors (US) does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KKR Credit Advisors (US) does not share personal information with affiliates so that they can market to you.

•                  For use by non-affiliates to market to you: KKR Credit Advisors (US) does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR Credit Advisors (US) does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR Credit Advisors (US) does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR Credit Advisors (US) does not jointly market.

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Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the six months ended April 30, 2016 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/21/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/21/16

By	/s/ Roshan Chagan
Roshan Chagan, Treasurer & Chief Financial Officer

Date	6/21/16